SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                          ---------------------------

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of Earliest Event Reported): July 1, 2005

                       NOVA NATURAL RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

Colorado                        0-15078        84-1227328
(State or other jurisdiction    (Commission    (I.R.S. Employer
Of incorporation)               File No.)      Identification No.)

                   1021 Creekford Drive Weston, Florida, 33326
               (Address of principal executive offices) (Zip Code)
                                  (954)849-9507
              (Registrant's telephone number, including area code)

ITEM 5.01. Change in Control

Nova Rescinds Agreement to Purchase the Assets of Two Gas Stations Located in China for Implementation of Its LPG Conversion Technology

    FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--July 1, 2005--Nova Natural Resources Corporation (Pink Sheets:NVNJ) announced today that the Corporation had rescinded the agreement entered into on June 17, 2004 to purchase the assets of two Gas Stations located in Anyang City, Henan Province, China. The agreement entered into with Great Frame International Enterprise Limited, a Hong Kong Company, provided that Great Frame would provide written evidence that the agreement was in compliance with Chinese Laws and procedures and that the assets described in the agreement were not encumbered in any manner. Failing to comply with this requirement the company cancelled the agreement.
    Additionally, Mr. Chris Tse accepted the resignation of Wang Li and Yin Yanbo as directors of the company and will serve as sole officer and director of the company until such time as replacement can be selected.
    Mr. Chris Tse, President and CEO, stated he "was disappointed but the company could not accept the risk and was working on several other opportunities for the company."

    This press release contains forward-looking statements identified by words such as "believe," "expect," "anticipates" and similar expressions. Actual results might differ materially from those projected in, expressed in or implied by the forward-looking statements. Nova cautions investors not to place undue reliance on forward-looking statements, which speak only as to management's expectations on this date.
    Some paragraphs of this press release, particularly those describing Nova's strategies, operating expenses reductions and business plans, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1993, as amended and Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While Nova is working to achieve those goals, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including difficulties in marketing its products and services, need for capital, competition from other companies and other actions, any of which could have an adverse effect on the business plans of Nova, its reputation in the industry or its expected financial return from operations. Factors such as these could have an adverse effect on Nova's results of operations. In light of significant uncertainties not included in the forward-looking statements herein, the inclusion of such information should not be regarded as a representation by Nova that it will be achieved.

    CONTACT: Nova Natural Resources Corporation, Fort Lauderdale
             Wayne Doss, 954/849-9507, Fax 954/349-2899
             wayne@compusource.net

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       NOVA NATURAL RESOURCES CORPORATION


                      By:      /s/ Chris Tse
                      ------------------------------------
                              Chris Tse, President

                               Date: July 1, 2005